UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  December 26, 2003


     NOMURA ASSET  ACCEPTANCE  CORPORATION,  (as  depositor  under a Pooling and
Servicing Agreement, dated as of July 1, 2003, providing for the issuance of Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2003-A2 Mortgage Pass-Through Certificates, Series 2003-A2)


                      NOMURA ASSET ACCEPTANCE CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                 033-48481-08                13-3672336
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)

 2 World Financial Center
 Building B, 21st Floor
 New York, NY                                                    10281
(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code : (212) 667-9300

                                      N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This report and exhibit is being filed pursuant to the terms of the Pooling and Servicing Agreement, dated as of July 1, 2003, among Nomura Asset Acceptance Corporation, as depositor, Nomura Credit & Capital, Inc., as seller, Option One Mortgage Corporation, as servicer, and JPMorgan Chase Bank, as trustee and custodian.

     On December 26, 2003 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on December 26, 2003 as Exhibit 99.1.

NOMURA ASSET ACCEPTANCE CORPORATION
Alternative Loan Trust, Series 2003-A2
Mortgage Pass-Through Certificates, Series  2003-A2
----------------------------------------------------------------------------


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date:  January 6, 2004             By:   /s/  Andreas Auer
                                  ---------------------------------------
                                      Andreas Auer
                                      Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Monthly Statement to Certificateholders on
                         December 26, 2003

                                  Exhibit 99.1


             Monthly Certificateholder Statement on December 26, 2003

                                       -5-






        NOMURA ASSET ACCEPTANCE CORP., ALTERNATIVE LOAN TRUST, SERIES 2003-A2
                        STATEMENT TO CERTIFICATEHOLDERS
                                 December 26, 2003

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
           ORIGINAL         BEGINNING                                                                                   ENDING
               FACE         PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE          BALANCE          PRINCIPAL        INTEREST        TOTAL         LOSSES       INTEREST      BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
A1      142,380,000.00   119,712,812.32   5,861,507.01    761,978.82     6,623,485.83       0.00        0.00      113,851,305.31
A2       34,368,000.00    21,374,027.66     814,874.12     43,104.29       857,978.41       0.00        0.00       20,559,153.54
A3       15,756,000.00    15,756,000.00           0.00     44,379.40        44,379.40       0.00        0.00       15,756,000.00
M1        9,222,000.00     9,195,169.45       6,833.91     42,144.53        48,978.44       0.00        0.00        9,188,335.54
M2        4,610,000.00     4,596,587.63       3,416.21     21,067.69        24,483.90       0.00        0.00        4,593,171.42
B1        7,492,000.00     7,470,202.73       5,551.90     34,238.43        39,790.33       0.00        0.00        7,464,650.83
B2        3,619,000.00     3,608,470.85       2,681.84     16,538.82        19,220.66       0.00        0.00        3,605,789.01
B3        1,567,000.00     1,562,440.97       1,161.22      6,510.17         7,671.39       0.00        0.00        1,561,279.75
B4        1,198,000.00     1,194,514.53         887.77      5,474.86         6,362.63       0.00        0.00        1,193,626.76
B5        2,605,000.00     2,597,421.00       1,930.42     10,822.59        12,753.01       0.00        0.00        2,595,490.58
B6        2,074,000.00     2,067,965.89       1,536.93      8,616.52        10,153.45       0.00        0.00        2,066,428.96
B7        5,653,291.00     5,636,843.28       4,189.33     23,486.85        27,676.18       0.00        0.00        5,632,653.95
TOTALS  230,544,291.00   194,772,456.31   6,704,570.66  1,018,362.97     7,722,933.63       0.00        0.00      188,067,885.65

R       230,544,291.44   194,772,456.78           0.00          0.00             0.00          0.00        0.00   188,067,886.12
AIO1     50,124,000.00    37,130,027.66           0.00    160,956.88       160,956.88          0.00        0.00    36,315,153.54
AIO2     38,040,291.44    37,929,616.80           0.00     69,883.16        69,883.16          0.00        0.00    37,901,426.81
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE
------------------------------------------------------------------------------------------------------

                       BEGINNING                                                           ENDING                 CURRENT
CLASS     CUSIP        PRINCIPAL       PRINCIPAL        INTEREST        TOTAL            PRINCIPAL       CLASS  PASS-THROUGH RATE
----------------------------------------------------------------------------------------------------------------------------------
A1       65535VBJ6     840.79795140     41.16805036     5.35172651    46.51977686     799.62990104         A1       7.638068 %
A2       65535VBK3     621.91654039     23.71025722     1.25419838    24.96445560     598.20628317         A2       2.420000 %
A3       65535VBL1   1,000.00000000      0.00000000     2.81666667     2.81666667   1,000.00000000         A3       3.380000 %
M1       65535VBM9     997.09059315      0.74104424     4.56999892     5.31104316     996.34954890         M1       5.500000 %
M2       65535VBN7     997.09059219      0.74104338     4.56999783     5.31104121     996.34954881         M2       5.500000 %
B1       65535VBP2     997.09059397      0.74104378     4.56999867     5.31104245     996.34955019         B1       5.500000 %
B2       65535VBQ0     997.09059132      0.74104449     4.56999724     5.31104172     996.34954684         B2       5.500000 %
B3       65535VBR8     997.09059987      0.74104659     4.15454371     4.89559030     996.34955329         B3       5.000000 %
B4       65535VBS6     997.09059265      0.74104341     4.57000000     5.31104341     996.34954925         B4       5.500000 %
B5       65535VBV9     997.09059501      0.74104415     4.15454511     4.89558925     996.34955086         B5       5.000000 %
B6       65535VBW7     997.09059306      0.74104629     4.15454195     4.89558824     996.34954677         B6       5.000000 %
B7       65535VBX5     997.09059378      0.74104270     4.15454467     4.89558737     996.34955108         B7       5.000000 %
TOTALS                 844.83747338     29.08148639     4.41721183    33.49869822     815.75598699

R        N/A           844.83747380      0.00000000     0.00000000     0.00000000     815.75598747         R        0.000000 %
AIO1     65535VBT4     740.76345982      0.00000000     3.21117389     3.21117389     724.50629519         AIO1     4.489821 %
AIO2     65535VBU1     997.09059432      0.00000000     1.83708267     1.83708267     996.34953822         AIO2     2.210932 %
----------------------------------------------------------------------------------------------------------------------------------


IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                  Janet M. Russo
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10001
                              Tel: (212) 623-4508
                              Fax: (212) 623-5930
                          Email: janet.russo@chase.com


Payment Information
                            Scheduled Principal Payments (Total)                                      144,634.29
                                                   Group 1                                            108,556.25
                                                   Group 2                                             36,078.04

                            Principal Prepayments (Total)                                           6,560,222.99
                                                   Group 1                                          5,773,716.97
                                                   Group 2                                            786,506.02

                            Repurchase Principal (Total)                                                    0.00
                                                   Group 1                                                  0.00
                                                   Group 2                                                  0.00

                            Net Liquidation Proceeds (Total)                                                0.00
                                                   Group 1                                                  0.00
                                                   Group 2                                                  0.00

Loan Information
                            Beginning Number of Loan Outstanding (Total)                                   1,209
                                                   Group 1                                                 1,078
                                                   Group 2                                                   131

                            Beginning Principal Balance (Total)                                   194,772,456.78
                                                   Group 1                                        147,767,336.85
                                                   Group 2                                         47,005,119.93

                            Ending Number of Loan Outstanding (Total)                                      1,172
                                                   Group 1                                                 1,044
                                                   Group 2                                                   128

                            Ending Principal Balance (Total)                                      188,067,886.12
                                                   Group 1                                        141,885,219.78
                                                   Group 2                                         46,182,666.34

                            Prepayment Penalties                                                       22,034.24

Fees
                            Servicing Fees                                                             81,155.19
                                                   Group 1                                             61,569.72
                                                   Group 2                                             19,585.47

                            Credit Risk Managment Fees                                                  2,434.66
                                                   Murray Hill                                            811.55
                                                   Litton                                               1,623.10

Delinquent Mortgage Loans
                                                    Group 1
                                                                                             Principal
                                                   Category              Number               Balance               Percentage
                                                   1 Month                         6              869,252.75                  0.61 %
                                                   2 Month                         6            1,029,058.08                  0.73 %
                                                   3 Month                         3              614,047.34                  0.43 %
                                                   Total                      15                2,512,358.17                  1.77 %
                                                    Group 2
                                                                                             Principal
                                                   Category              Number               Balance               Percentage
                                                   1 Month                         1              546,448.75                  1.18 %
                                                   2 Month                         0                    0.00                  0.00 %
                                                   3 Month                         0                    0.00                  0.00 %
                                                    Total                          1              546,448.75                  1.18 %
                                                    Group Totals
                                                                                             Principal
                                                   Category              Number               Balance               Percentage
                                                   1 Month                         7            1,415,701.50                  0.75 %
                                                   2 Month                         6            1,029,058.08                  0.55 %
                                                   3 Month                         3              614,047.34                  0.33 %
                                                    Total                         16            3,058,806.92                  1.63 %
                            * Delinquency buckets are exclusive of Loans in Forclosure and Bankruptcy.

Foreclosures
                                                    Group 1
                                                                         Principal
                                                    Number               Balance               Percentage
                                                              0                    0.00           0.00%
                                                    Group 2
                                                                         Principal
                                                    Number               Balance               Percentage
                                                              0                    0.00           0.00%
                                                   Group Totals
                                                                         Principal
                                                    Number               Balance               Percentage
                                                              0                    0.00           0.00%

Bankruptcies
                                                    Group 1
                                                                         Principal
                                                    Number               Balance               Percentage
                                                              0                    0.00           0.00%
                                                    Group 2
                                                                         Principal
                                                    Number               Balance               Percentage
                                                              1              352,607.34                 0.76 %
                                                   Group Totals
                                                                         Principal
                                                    Number               Balance               Percentage
                                                              1              352,607.34                 0.19 %

REO Properties
                                                    Group 1
                                                                         Principal
                                                    Number               Balance               Percentage
                                                              0                    0.00                 0.00 %
                                                    Group 2
                                                                         Principal
                                                    Number               Balance               Percentage
                                                              0                    0.00                 0.00 %
                                                   Group Totals
                                                                         Principal
                                                    Number               Balance               Percentage
                                                              0                    0.00                 0.00 %

Realized Losses
                            Aggregate Amount of Realized Losses For Current Period (Total)                            0.00
                                                   Group 1                                                            0.00
                                                   Group 2                                                            0.00

                            Aggregate Amount of Recoveries For Current Period (Total)                                 0.00
                                                   Group 1                                                            0.00
                                                   Group 2                                                            0.00

                            Cumulative Amount of Realized Losses (Total)                                              0.00
                                                   Group 1                                                            0.00
                                                   Group 2                                                            0.00

                            Rolling Three Month Delinquency Rate (Total)                                          0.0055 %
                                                   Group 1                                                        0.0085 %
                                                   Group 2                                                        0.0025 %


Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
